UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2005

webMethods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15681	54-1807654
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia		22030
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-460-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 11, 2005, Gary J. Fernandes resigned as a director of webMethods, Inc. (the "Company") effective upon the commencement of a meeting of the webMethods Board of Directors on that date. There was no disagreement between Mr. Fernandes and the Company which led to his resignation. Mr. Fernandes served as a Class III director and, immediately prior to his resignation, as a member of the Corporate Governance and Nominating Committee of the Company’s Board of Directors. He had previously resigned as a member of the Audit Committee of the Company’s Board of Directors.

(d) The Company also announced that, at the Board of Directors meeting on May 11, 2005, the Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee, elected Vincent J. Mullarkey to fill the vacancy created by the resignation of Mr. Fernandes. Mr. Mullarkey will hold the office of director until the 2005 annual meeting of stockholders, at which time the election of all Class III directors will be held. Mr. Mullarkey also will serve as Chairman of the Company’s Audit Committee.

Mr. Mullarkey was the Senior Vice President, Finance and Chief Financial Officer of Digital Equipment Corporation from 1994 until his retirement in September 1998, and served with Digital Equipment Corporation in other positions from 1971 to 1994. After leaving Digital Equipment Corporation, Mr. Mullarkey has been involved with several companies in the real estate and marine industries. Mr. Mullarkey has also served since 2000 as an independent director for NetScout Systems, Inc., where he is also Chairman of the Audit Committee.

Item 7.01. Regulation FD Disclosure.

On May 16, 2005, webMethods issued a press release announcing the resignation of Gary J. Fernandes and the election of Vincent J. Mullarkey to the Board of Directors, as described above. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 99.1 Press release dated May 16, 2005.*

* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

May 16, 2005	By:	David Mitchell

Name: David Mitchell
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 16, 2005.* * This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.